                                POWER PLUS CORPORATION

                           NOTICE OF A SPECIAL MEETING OF
                                 COMMON SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT a special meeting of holders of common shares of POWER PLUS CORPORATION (the "Corporation") will be held in the Jasper Room, The Westin Hotel at 320 - 4th Avenue S.W., Calgary, Alberta, T2P 2S6, at 1:00 p.m. (Calgary time), on Friday, January 30, 1998 for the following purposes.

1. To approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to the private placement of up to and including 5,882,353 special warrants of the Corporation at a purchase price of $0.85 per special warrant.

2. To approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to the private placement of a series of first fixed and floating charge secured convertible 10% debentures in the aggregate principal amount of $5,000,000.

3. To approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to an amendment to the conversion price of and the subordination of the issued and outstanding 10% convertible secured special promissory notes and the 10% convertible secured debentures of the Corporation.

4. To approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to extending the expiry dates of the Class A Warrants, Class B Warrants, Class AA Warrants and Class BB Warrants of the Corporation and to amend the respective exercise prices thereof.

5. To approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to increasing the number of stock options to be granted by the Corporation which were previously approved by the shareholders, to up to and including 1,650,000 stock options, setting the exercise price thereof and to extend the time within which management may grant such options of the Corporation proposed to be granted to directors, officers, employees and consultants of the Corporation.

6. To approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to the issuance of up to 400,000 units of the Corporation in payment and conversion of certain outstanding indebtedness of the Corporation.

7. To approve and adopt, with or without modification, the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to the conversion of up to $4,081,500 in principal amount of unsecured promissory notes of the Corporation plus interest thereon into common shares at a conversion price of $1.25 per common share.

8. To approve and adopt, with or without modification, the special resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to the consolidation of the issued and outstanding common shares of the Corporation on the ratio of one (1) new common share for up to every five (5) common shares heretofore outstanding.

9 To approve and adopt all other matters which may be properly come before the meeting.

     DATED at the City of Toronto, in the Province of Ontario, this 23rd day of December, 1997.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        ---------------------------------------
                                        J. DOUGLAS ELLIOTT
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                      IMPORTANT

It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed documents instrument of proxy and return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, 6th Floor, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, no later than forty-eight (48) hours prior to the meeting or any adjournment thereof.

                                POWER PLUS CORPORATION
                               Toronto Corporate Office
                           7850 Woodbine Avenue, Suite 201
                                   Markham, Ontario
                                       L3R 0B9

                          MANAGEMENT INFORMATION CIRCULAR

                              PURPOSE OF SOLICITATION

This management information circular is furnished in connection with the solicitation of proxies by the management of Power Plus Corporation (the "Corporation"), for the use at the special meeting of common shareholders of the Corporation to be held on Friday, January 30, 1998, in the Jasper Room, The Westin Hotel at 320 - 4th Avenue S.W., Calgary, Alberta, T2P 2S6 at the hour of 1:00 o'clock in the afternoon (Calgary time) or at any adjournment thereof for the purposes set out in the accompanying notice of meeting (the "meeting"). Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost. In accordance with National Policy No. 41, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in so doing. The cost of any such solicitation will be borne by the Corporation.

This information circular and the accompanying instrument of proxy will be mailed to all registered shareholders of the Corporation on or about January 7, 1998.

                                 VOTING OF PROXIES

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

THE ENCLOSED INSTRUMENT OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE MANAGEMENT DESIGNEES, OR OTHER PERSONS NAMED AS PROXY, WITH RESPECT TO AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS OF THE DATE HEREOF, THE CORPORATION IS NOT AWARE OF ANY AMENDMENTS TO, VARIATIONS OF OR OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. IN THE EVENT THAT OTHER MATTERS COME BEFORE THE MEETING, THEN THE MANAGEMENT DESIGNEES INTEND TO VOTE IN ACCORDANCE WITH THE JUDGMENT OF THE MANAGEMENT OF THE CORPORATION.

                                APPOINTMENT OF PROXY

A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON, (WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION), OTHER THAN J. DOUGLAS ELLIOTT AND MICHAEL J. PERKINS, OFFICERS AND/OR DIRECTORS OF THE CORPORATION AND THEA L. PILUTIK, LEGAL COUNSEL FOR THE CORPORATION AND THE MANAGEMENT DESIGNEES, TO ATTEND AND ACT FOR HIM OR HER AT THE MEETING. In accordance with the by-laws of the Corporation, such right may be exercised by inserting in the blank space provided, the name of the person or persons to be designated and deleting therefrom, the names of the management designees or by completing another proper instrument of proxy and delivering same to the office of the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, 600, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, no later than forty-eight (48) hours prior to the meeting or any adjournment thereof. The Corporation reserves the right to refuse acceptance of any instrument of proxy received thereafter.

                               REVOCATION OF PROXIES

A shareholder who has given a proxy may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. A proxy may be revoked by either executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the shareholder or by his authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and by depositing the proxy bearing a later date with the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, at any time up to and including the last business day preceding the date of the meeting or any adjournment thereof at which the proxy is to be used or by depositing the revocation of proxy with the chairman of such meeting on the day of the meeting, or any adjournment thereof, or in any other matter permitted by law. In addition, a proxy may be revoked by the shareholder personally attending at the meeting and voting his shares.

                         ADVICE TO BENEFICIAL SHAREHOLDERS

Shareholders who do not hold their shares in their own name (referred to herein as "Beneficial Shareholders") are advised that only instruments of proxy from shareholders of record can be recognized and voted at the meeting. Beneficial Shareholders who complete and return a proxy must indicate thereon the person (usually a brokerage firm) who holds their shares as a registered shareholder. Every intermediary (usually a brokerage firm) has its own mailing procedure, and provides its own return instructions, which should be carefully followed. The instrument of proxy supplied to Beneficial Shareholders is identical to that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

All references to shareholders in this management information circular, the accompanying instrument of proxy and notice of meeting are to shareholders or record unless specifically stated otherwise.

                    VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Corporation is authorized to issue an unlimited number of common shares, without nominal or par value of which, as at the date hereof, 8,060,766 common shares are issued and outstanding and entitled to vote at the meeting on the basis of one vote for each common share held. The Corporation also is authorized to issue an unlimited number of preferred shares, without nominal or par value, of which none are presently issued and outstanding.

Holders of common shares of record at the close of business on December 24, 1997 (the "record date"), are entitled to vote such common shares at the meeting on the basis of one vote for each common share held except to the extent that, (i) such person transfers his or her shares after the close of business on the record date, and (ii) such transferee, at least ten (10) days prior to the meeting, produces properly endorsed share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the shares, in which case the transferee may vote those shares.

Paragraph 10.11 of By-law No. 2 of the Corporation provides that two (2) shareholders, personally present and owning or representing by proxy not less than ten percent (10%) of the issued common shares of the Corporation, constitutes a quorum for the meeting in respect of holders of common shares.

As of the date of this management information circular, no person or corporation, to the knowledge of the directors and the executive officers of the Corporation, beneficially owns, directly or indirectly, or exercises control or direction over more than ten (10%) percent of the voting rights attached to the outstanding common shares of the Corporation that are entitled to vote at the meeting except for BPI Canadian Opportunities Fund which controls approximately 18% of the voting rights attached to the outstanding common shares entitled to vote at the meeting.

                  COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

A.   COMPENSATION OF EXECUTIVE OFFICERS

During the last fiscal period ended January 31, 1997, the Corporation or its wholly owned subsidiaries employed ten (10) executive officers. The aggregate cash compensation (including salaries, fees, directors' fees, commissions, bonuses paid for services rendered during the most recently completed fiscal year, bonuses paid during the most recently completed fiscal year for services rendered in a previous year, and any compensation other than bonuses earned during the most recently completed fiscal year the payment of which was deferred) paid to such executive officers by the Corporation and its subsidiaries for services rendered during the fiscal period ended January 31, 1997 was approximately $766,438.

B.   COMPENSATION OF DIRECTORS

No cash compensation (including salaries, directors' fees, commissions, bonuses paid for services rendered during the most recently completed fiscal year, bonuses paid during the most recently completed fiscal year for services rendered in a previous year, and any compensation other than bonuses earned during the most recently completed fiscal year the payment of which was deferred), was paid to the directors by the Corporation for services rendered during the fiscal period ended January 31, 1997.

The directors of the Corporation are entitled to receive reimbursement for travelling and other expenses properly incurred while attending meetings of the board of directors or any committee thereof or in the performance of their duties as directors of the Corporation.

Executive officers of the Corporation who also act as directors of the Corporation, did not receive any additional compensation for services rendered in such capacity, other than as paid by the Corporation to such executive officers in their capacity as executive officers. See "Compensation of Executive Officers".

C.   PLANS AND SHARE OPTIONS

Pursuant to a resolution of the board of directors of the Corporation dated June 20, 1996, the Corporation established a stock option plan for the board of directors, management and employees of the Corporation (the "Plan"). The shareholders approved and ratified the adoption of the Plan at the last annual general and special meeting of shareholders. The purpose of the Plan is to afford persons who provide services to the Corporation, whether as directors, management, employees or otherwise, an opportunity to obtain a proprietary interest in the Corporation by permitting them to purchase common shares of the Corporation and to aid in attracting, as well as retaining and encouraging the continuing involvement of such persons with the Corporation. Subject to the terms of the Plan, the board of directors have full authority to administer the Plan upon such terms as the board of directors, in their sole discretion, shall determine, provided no option shall be granted under the Plan after July 10, 2001. Up to ten percent (10%) of the issued and outstanding common shares of the Corporation, from time-to-time on a non-diluted basis, have been reserved and set aside for issuance upon exercise of options which may be granted pursuant to the Plan. A copy of the Plan may be obtained at no charge by each shareholder of the Corporation upon written request being made to the chief financial officer of the Corporation, at the executive offices of the Corporation.

No stock options were granted to executive officers or directors during the last fiscal year ended January 31, 1997. There are no stock options for directors and officers issued and outstanding as of the date hereof. See "Particulars of Matters to be Acted Upon - Stock Options".

D.   OTHER COMPENSATION

The Corporation does not have any pension or retirement plans. There is no plan or arrangement in respect of compensation received or that may be received by executive officers or directors in the most recently completed fiscal year with a view to compensating those officers in the event of their termination of employment or a change of responsibilities following a change of control.

Other than as herein set forth, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees), during the last completed fiscal year.

                  INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Other than as herein set forth, no director, executive officer nor any of their respective associates or affiliates is or has been at any time since the beginning of the last completed fiscal year indebted to the Corporation or any of its subsidiaries.

                   INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

There are no material interests, direct or indirect, of the current directors, executive officers, and shareholders who beneficially own, directly or indirectly, more than ten percent (10%) of the outstanding common shares or any known associate or affiliates of such persons, in any transaction which has materially affected the Corporation other than as hereinafter set forth.

                      PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the board of directors of the Corporation, the only matters to be brought before the meeting are those matters set forth in the accompanying notice of meeting.

A.   BACKGROUND

In order to satisfy the Corporation's ongoing financial needs for general working capital and to continue the implementation of the proposed roll out of new store and kiosk locations under the banner of the "Powerful Stuff" chain of stores, the Corporation is proposing to implement a four-tiered revised corporate finance plan designed to facilitate the foregoing.

     a. Firstly, the Corporation expects to obtain regulatory approval to complete a private placement of up to and including 5,882,353 special warrants (the "Special Warrants") of the Corporation having a purchase price of $0.85 per Special Warrant, or an aggregate amount of $5,000,000, including reasonable fiscal advisory and finders' fees and commissions.

     b. Secondly, the Corporation is seeking regulatory approval to issue a series of $5,000,000 10% convertible first fixed and floating charge secured debentures (the "1998 Debentures").

          Pursuant to an extraordinary resolution of the holders of $6,000,000 10% convertible fixed and floating charge secured special promissory notes (the "1996 Special Notes"), the holders of 1996 Special Notes agreed to subordinate their rights to the payment of the Corporation's obligations to the holders of 1998 Debentures.

          The 1998 Debentures shall bear interest at a rate of 10% per annum, which interest is payable semi-annually in common shares of the Corporation at a deemed price of

          $0.85 per common share. The 1998 Debentures will be convertible into units at the option of the holder at a price of $0.85 per unit. Each unit shall consist of one common share and a share purchase warrant. Each such warrant will entitle the holder to purchase one additional common share at a price of $0.90 within two years from the date such warrant is issued.

          The Corporation shall also have a right to compel holders to convert all or part of their 1998 Debentures, in certain specific circumstances. See "Private Placement - 1998 Debentures".

     c. Thirdly, the Corporation is seeking regulatory approval to amend the conversion price of the 1996 Debentures underlying the 1996 Special Notes from $2.50 per common share to $1.25 per common share. See "Amendment to Terms of 1996 Debentures".

     d. Fourthly, in order to ensure that the exercise price of the previously issued and outstanding Class A Warrants, Class B Warrants, Class AA Warrants and Class BB Warrants of the Corporation have a conversion price comparable to that of the 1996 Special Notes, the Corporation is seeking regulatory approval to amend the conversion price of all such outstanding warrants to $1.25 per common share and to extend the period of time for exercise of such outstanding warrants. See "Amendments to Class A Warrants, Class AA Warrants, Class B Warrants and Class BB Warrants.".

The following table represents the potential impact on the Corporation's share capital if the revised financing plan as proposed by management is implemented.


----------------------------------------------------------------------------------------------------------------------
                                                               COMMON
CLASS OF SECURITIES                                            SHARES             POSSIBLE NEW CAPITAL      TIMING
----------------------------------------------------------------------------------------------------------------------
Current issued common shares                                   8,060,766          n/a                       n/a
----------------------------------------------------------------------------------------------------------------------
Class A Warrants outstanding proposed @ $1.25 vs. $1.50(1)
                                                               1,815,802          $2,269,755                June 1998
----------------------------------------------------------------------------------------------------------------------
Class B Warrants outstanding proposed @ $1.25 vs. $2.00(1)
                                                               1,787,500          $2,234,375                June 1998
----------------------------------------------------------------------------------------------------------------------
Class AA Warrants outstanding proposed @ $1.25 vs. $2.50(1)
                                                               2,234,056          $2,792,570                Sept. 1998
----------------------------------------------------------------------------------------------------------------------
Class BB Warrants outstanding proposed @ $1.25 vs. $2.50(1)
                                                               2,475,000          $3,093,750                Sept. 1998
----------------------------------------------------------------------------------------------------------------------
$6.0 million Special Notes convertible into common shares      4,800,000          n/a                       n/a
until July 31, 2001 convertible @ $1.25 vs. $2.50
----------------------------------------------------------------------------------------------------------------------
$4.1 million Bridge Loan convertible @ $1.25                   3,280,000          n/a                       n/a
----------------------------------------------------------------------------------------------------------------------
$5.0 million convertible first secured debentures              5,882,353          $5,000,000                Jan. 1998
convertible @ $0.85 into a unit consisting of a common share and a warrant(1)
----------------------------------------------------------------------------------------------------------------------
2 year warrants underlying the units of the 1998 Debentures    5,882,353          $5,294,118                Jan. 2002
exercisable @ $0.90(1)
----------------------------------------------------------------------------------------------------------------------
Pending $5.0 million Special Warrant private placement
financing:
a)   common shares(1)(3)                                       5,882,353          $5,000,000                Jan. 1998
b)   share purchase warrants @ $0.90(1)(3)                     5,882,353          $5,294,118                Jan. 2000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
NUMBER OF COMMON SHARES, ASSUMING FULL DILUTION(2)            47,982,536
----------------------------------------------------------------------------------------------------------------------
CAPITAL AVAILABLE, ASSUMING FULL DILUTION                                        $ 30,978,686
----------------------------------------------------------------------------------------------------------------------


NOTES:
(1)  Subject to regulatory, shareholder and agent approval.
(2)  Excludes directors and officers incentive stock options.
(3) Excludes any additional securities which may be issued as a penalty. See "Private Placement - Special Warrants".

Regulatory body approval in respect of the foregoing matters is subject to the Corporation receiving shareholder approval with respect to each of the foregoing matters. Management considers the foregoing revised corporate finance plan to be in the best interests of the Corporation. Accordingly, management intends to place before the meeting for approval and adoption, with or without modification, various resolutions confirming, ratifying and approving each of the foregoing matters. Unless such authority is withheld, the management designees, if named as proxy, intend to vote the common shares represented by any such proxy in favour of the following resolutions.

B.   PRIVATE PLACEMENT - SPECIAL WARRANTS

Management intends to place before the meeting, for approval, confirmation and adoption, with or without modification, an ordinary resolution ratifying the offer and sale of up to 5,882,353 special warrants (the "Special Warrants") of the Corporation at a purchase price of $0.85 per Special Warrant for aggregate gross proceeds of up to $5,000,000, including reasonable fees, commissions and expenses. Subject to shareholder approval, each Special Warrant shall entitle the holder to acquire one (1) common share and one (1) common share purchase warrant (the "regular warrant") at no additional cost during the period commencing on the date of issuance and ending on the earlier of six (6) business days after the date upon which a receipt for a final prospectus relating to the common shares and regular warrants issuable upon exercise of the Special Warrants (collectively, the "Underlying Securities") or an appropriate exemption order is granted that permits the common shares and regular warrants to be freely tradeable, or the date that is one (1) year following the date of issuance of the Special Warrants. Any Special Warrant that is not exercised prior to the aforesaid exercise date shall be deemed to be exercised without any further action on the part of the holder on such date. Each regular warrant will entitle the holder thereof to purchase one (1) common share of the Corporation at a purchase price of $0.90 on or before two (2) years after the date of issuance of the Special Warrants.

The holders of Special Warrants shall be entitled to receive 1.1 common shares and 1.1 regular warrants without payment of further consideration if the Corporation at any time is unable to file and qualify a final prospectus in regard to the Underlying Securities on or before the date that is 180 days after the date of closing of the proposed private placement of Special Warrants. Accordingly, it is possible that an additional 1,000,000 common shares may be issued pursuant to this provision.

Under the terms of the proposed financing, the Special Warrants are not convertible into the Underlying Securities until such financing has received shareholder approval. In addition, the Corporation has obtained regulatory approval to complete this private placement, subject to, inter alia, receipt of shareholder approval.

The complete text of the ordinary resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows.

BE AND IT IS HEREBY RESOLVED AS A RESOLUTION OF THE CORPORATION THAT:

     1. THE ALLOTMENT AND ISSUANCE OF UP TO AND INCLUDING 5,882,353 SPECIAL WARRANTS OF THE

          CORPORATION (THE "SPECIAL WARRANTS") AT A PURCHASE PRICE OF $0.85 PER SPECIAL WARRANT FOR AGGREGATE GROSS PROCEEDS OF UP TO $5,000,000 IS HEREBY RATIFIED AND CONFIRMED;

     2. EACH SPECIAL WARRANT SHALL ENTITLE THE HOLDER TO ACQUIRE ONE (1) COMMON SHARE AND ONE (1) COMMON SHARE PURCHASE WARRANT (THE "REGULAR WARRANT") AT NO ADDITIONAL COST TO THE HOLDER DURING THE PERIOD COMMENCING ON THE DATE OF ISSUANCE OF THE SPECIAL WARRANTS AND ENDING ON THE EARLIER OF SIX (6) BUSINESS DAYS AFTER THE DATE UPON WHICH A RECEIPT FOR A FINAL PROSPECTUS TO BE FILED BY THE CORPORATION RELATING TO THE DISTRIBUTION OF THE COMMON SHARES AND THE REGULAR WARRANTS ISSUABLE UPON EXERCISE OF THE SPECIAL WARRANTS (THE "UNDERLYING SECURITIES") OR AN APPROPRIATE EXEMPTION ORDER IS GRANTED THAT PERMITS THE COMMON SHARES AND REGULAR WARRANTS TO BE FREELY TRADEABLE, OR THE DATE THAT IS ONE (1) YEAR FOLLOWING THE DATE OF ISSUE OF THE SPECIAL WARRANTS. ANY SPECIAL WARRANT THAT IS NOT EXERCISED PRIOR TO THE AFORESAID EXERCISE DATE SHALL BE DEEMED TO BE EXERCISED WITHOUT ANY FURTHER ACTION ON THE PART OF THE HOLDER ON SUCH DATE;

     3. EACH REGULAR WARRANT WILL ENTITLE THE HOLDER THEREOF TO PURCHASE ONE COMMON SHARE OF THE CORPORATION AT A PURCHASE PRICE OF $0.90 PER COMMON SHARE ON OR BEFORE THE DATE THAT IS TWO (2) YEARS AFTER THE DATE OF THE ISSUANCE OF THE SPECIAL WARRANTS;

     4. THE HOLDERS OF SPECIAL WARRANTS SHALL BE ENTITLED TO RECEIVE 1.1 COMMON SHARES AND 1.1 REGULAR WARRANTS IN LIEU OF ONE (1) COMMON SHARE AND ONE (1) REGULAR WARRANT WITHOUT PAYMENT OF FURTHER CONSIDERATION AT ANY TIME IF THE CORPORATION IS UNABLE TO FILE AND QUALIFY A FINAL PROSPECTUS RELATING TO THE UNDERLYING SECURITIES ON OR BEFORE THE DATE THAT IS 180 DAYS AFTER THE DATE OF CLOSING OF THE PRIVATE PLACEMENT OF SPECIAL WARRANTS;

     5. THERE SHALL BE RESERVED FOR ISSUANCE UP TO AND INCLUDING 12,941,176 COMMON SHARES OF THE CORPORATION FOR ISSUANCE AS CONTEMPLATED HEREIN;

     6. THE SHAREHOLDERS OF THE CORPORATION ACKNOWLEDGE THAT THE OFFICERS AND DIRECTORS OF THE CORPORATION MAY SUBSCRIBE FOR SPECIAL WARRANTS UNDER THE PRIVATE PLACEMENT AND CONSENT TO THE ALLOTMENT AND ISSUANCE OF SPECIAL WARRANTS AND THE UNDERLYING SECURITIES TO ANY SUCH SUBSCRIBING DIRECTOR AND OFFICER;

     7. ANY ONE (1) OFFICER OR DIRECTOR OF THE CORPORATION BE AND IS HEREBY DIRECTED AND AUTHORIZED TO EXECUTE ALL DOCUMENTS AND TO DO ALL THINGS AS MAY BE DEEMED NECESSARY OR DESIRABLE IN CONNECTION WITH COMPLETING ALL MATTERS CONTEMPLATED BY THIS RESOLUTION; AND

     8. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN THEIR SOLE DISCRETION, REVOKE THIS RESOLUTION BEFORE IT IS ACTED UPON WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

C.   PRIVATE PLACEMENT - FIRST SECURED DEBENTURES

Management of the Corporation has made application to The Alberta Stock Exchange for approval to complete a private placement of a series of first secured fixed and floating charge 10% convertible debentures ("1998 Debentures") in the maximum principal amount of up to $5,000,000. The 1998 Debentures will mature on January 31, 2000, shall bear interest at a rate of 10% per annum, payable semi-annually in common shares having deemed price of $0.85 each, and are secured by way of a first fixed and floating charge against all of the assets of the Corporation. The 1998 Debentures shall be convertible, in whole or in part, at the option of the holder, into units of the Corporation at a conversion price of $0.85 per unit
(a "Unit") for a total of 5,882,353 Units. Each Unit will consist of one common share and one share purchase warrant. Each share purchase warrant shall be convertible into one common share of the Corporation at an exercise price of $0.90 per common share, expiring two years after the date of conversion. The total number of common shares of the Corporation reserved for issuance upon conversion of the 1998 Debentures and share purchase warrants shall be 11,764,706 common shares. Subject to the conditional approval of The Alberta Stock Exchange and shareholder approval, it is the intention of the Corporation to complete this private placement as soon as possible. In view of the fact that the possible aggregate issuance of common shares issuable upon conversion of such debentures represents over twenty-five (25%) percent of the corporation currently issued and outstanding share total, shareholder approval is required by The Alberta Stock Exchange. Funds raised from this private placement will be used for general corporate purposes. This private placement will not affect a change of control of the Corporation.

At any time after January 31, 1998 and before January 31, 2000, the maturity date, the Corporation may, by written notice, require holders of 1998 Debentures to convert all or any part of the principal amount of their 1998 Debentures into Units of the Corporation at a conversion price of $0.85, provided that any common shares issued upon such conversion will first have been qualified under a prospectus as free-trading shares and provided further that the weighted average trading price of the common shares over the ten
(10) trading days prior to the date on which the Corporation gave notice (the "Conversion Notice") to the holders of 1998 Debentures of its intention to require such holders to convert their 1998 Debentures, is at least $1.70 per common share on any stock exchange in Canada on which the common shares are listed for trading. If a holder of 1998 Debentures has not converted their 1998 Debentures within 20 days of receipt of the Conversion Notice, the Corporation may, at any time thereafter, pre-pay all or part of the 1998 Debentures to which the Conversion Notice applies, together with interest thereon, and cancel any such 1998 Debentures so paid on a pro-rata basis.

The complete text of the ordinary resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows.

BE AND IT IS HEREBY RESOLVED AS A RESOLUTION OF THE SHAREHOLDERS OF THE CORPORATION THAT:

     1. A SERIES OF FIXED AND FLOATING FIRST SECURED 10% CONVERTIBLE DEBENTURES ("1998 DEBENTURES") OF THE CORPORATION UP TO A MAXIMUM PRINCIPAL AMOUNT OF $5,000,000 BE AND THE SAME IS HEREBY AUTHORIZED AND THE ISSUANCE THEREOF TO SUBSCRIBERS THEREFORE AS COLLATERAL SECURITY FOR ALL OF THE CORPORATION'S PRESENT AND FUTURE DEBTS, LIABILITIES AND OBLIGATIONS TO THE HOLDERS THEREOF, BE AND THE SAME IS HEREBY AUTHORIZED AND APPROVED;

     2. THE 1998 DEBENTURES SHALL BE DATED AS OF A DATE DETERMINED BY THE BOARD OF DIRECTORS, SHALL BE PAYABLE IN FULL ON OR BEFORE JANUARY 31, 2000 AND SHALL BEAR INTEREST AT A RATE OF TEN (10%) PERCENT PER ANNUM, PAYABLE SEMI-ANNUALLY IN COMMON SHARES OF THE CORPORATION HAVING A DEEMED PRICE OF $0.85 PER COMMON SHARE, UNTIL ALL AMOUNTS SECURED BY THE 1998 DEBENTURES SHALL BE FULLY PAID AND SATISFIED;

     3. THE 1998 DEBENTURES AND ANY AMENDMENTS THERETO SHALL BE IN A FORM ANY ONE OFFICER OR DIRECTOR OF THE CORPORATION TOGETHER MAY APPROVE AND THE APPROVAL OF ANY TWO OFFICERS OR DIRECTORS OF THE CORPORATION TO THE FORM OF 1998 DEBENTURES OR AMENDMENTS THERETO, SHALL BE CONCLUSIVELY APPROVED BY THEIR EXECUTION OF THE 1998 DEBENTURES OR SUCH AMENDMENTS THERETO;

     4. IN ORDER TO SECURE THE DUE PAYMENT OF THE PRINCIPAL OF, INTEREST ON AND ALL OTHER MONIES SECURED BY THE 1998 DEBENTURES, THE CORPORATION IS HEREBY AUTHORIZED AND

          EMPOWERED TO MORTGAGE AND CHARGE, AS AND BY WAY OF A FIRST FIXED AND FLOATING CHARGE, ALL OF THE REAL PROPERTY AND OTHER ASSETS OF THE CORPORATION, WHERESOEVER SITUATE, BOTH PRESENT AND FUTURE;

     5. UP TO 5,882,353 UNITS OF THE CORPORATION ARE HEREBY RESERVED AND AUTHORIZED FOR ISSUANCE TO HOLDERS OF THE 1998 DEBENTURES UPON CONVERSION THEREOF AT A CONVERSION PRICE OF $0.85 PER UNIT AND UPON COMPLIANCE WITH THE CONDITIONS OF THE 1998 DEBENTURES SUCH UNITS SHALL BE ISSUED SUBSTANTIALLY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE 1998 DEBENTURES, EACH UNIT TO CONSIST OF ONE (1) COMMON SHARE AND ONE (1) SHARE PURCHASE WARRANT ENTITLING THE HOLDER THEREOF TO PURCHASE ONE (1) FURTHER COMMON SHARE OF THE CORPORATION AT AN EXERCISE PRICE OF $0.90 PER SHARE, EXPIRING TWO YEARS AFTER THE DATE OF ISSUANCE OF SUCH UNITS;

     6. UP TO 11,764,706 COMMON SHARES OF THE CORPORATION BE RESERVED AND AUTHORIZED FOR ISSUANCE UPON CONVERSION OF THE 1998 DEBENTURES INTO UNITS OF THE CORPORATION OR UPON EXERCISE OF SHARE PURCHASE WARRANTS ISSUED UPON CONVERSION OF THE UNITS, AND UPON COMPLIANCE WITH ALL CONDITIONS WITH RESPECT TO THE CONVERSION OR ISSUANCE THEREOF, SUCH COMMON SHARES SHALL BE ISSUED SUBSTANTIALLY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE 1998 DEBENTURES OR THE SECURITIES INTO WHICH THE 1998 DEBENTURES MAY BE CONVERTED;

     7. 1,176,470 COMMON SHARES OF THE CORPORATION BE RESERVED AND AUTHORIZED FOR ISSUANCE UPON PAYMENT OF INTEREST ACCRUED ON THE 1998 DEBENTURES, WHICH COMMON SHARES SHALL BE ISSUED SUBSTANTIALLY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE 1998 DEBENTURES;

     8. ANY ONE OFFICER OR DIRECTOR OF THE CORPORATION TOGETHER BE AND ARE HEREBY AUTHORIZED AND DIRECTED TO DO ALL SUCH THINGS AND TO EXECUTE AND DELIVER ALL SUCH INSTRUMENTS, DEEDS AND DOCUMENTS, AND ANY AMENDMENTS THERETO, AS MAY BE NECESSARY AND ADVISABLE IN ORDER TO GIVE EFFECT TO THE FOREGOING RESOLUTIONS, THE ISSUANCE OF THE 1998 DEBENTURES, THE ISSUANCE OF UNITS ON CONVERSION OF THE 1998 DEBENTURES AND ALL OTHER MATTERS RELATED THERETO; AND

     9. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY IN THEIR SOLE DISCRETION REVOKE THIS RESOLUTION BEFORE IT IS ACTED UPON WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

D.   AMENDMENT TO TERMS OF 1996 SPECIAL NOTES

Pursuant to the 1996 Special Note Trust Indenture the Corporation created, allotted and issued a series of $6,000,000 10% convertible fixed and floating charge secured special promissory notes (herein referred to as the "1996 Special Notes"). Upon exercise, each $1,000 of principal amount of 1996 Special Notes entitles the holder to acquire for no further consideration, $1,000 in principal amount of 10% convertible fixed and floating charge secured debentures (herein referred to as the "1996 Debentures"). The holders of the 1996 Debentures have the right at any time, and from time to time, during the term of the 1996 Debentures to convert all or part of the principal amount of the 1996 Debentures into common shares in the capital of the Corporation at a conversion price of $2.50 per common share and upon the terms and conditions set forth in the 1996 Debentures. The 1996 Debentures are secured against the assets of the Corporation and rank pari passu with one another.

Management intends to place before the meeting for approval, confirmation and adoption, with or without modification, a resolution to amend the 1996 Special Note Trust Indenture and the debenture trust indenture, dated as of August 8, 1996 and effective as of July 31, 1996 ("1996

Debenture Trust Indenture") by way of supplemental indentures so that the conversion price of the 1996 Debentures will be reduced from $2.50 per common
share to $1.25 per common share.   As a result, the total number of common
shares reserved for conversion of the 1996 Special Notes and the underlying 1996 Debentures would be increased from 2,400,000 to 4,800,000 common shares. Due to the proposed creation of the 1998 Debentures which will have a first charge on the assets of the Corporation, management proposes that the 1996 Special Notes and 1996 Debentures be subordinated to the 1998 Debentures. By an extraordinary resolution dated effective November 24, 1997, the holders of the 1996 Special Notes resolved that the payment of any and all debts and sums of money now or hereafter due and owing by the Corporation under the 1996 Special Note Trust Indenture, the 1996 Special Notes and the 1996 Debentures, shall be subordinated in all respects to the payment by the Corporation of its obligations to the holders of 1998 Debentures and that any security securing the 1996 Special Note Indenture, the 1996 Special Notes and the 1996 Debentures shall rank after the rights and security of the holders of 1998 Debentures. It was also resolved by the holders of 1996 Special Notes that the conversion price of the 1996 Debentures be reduced to $1.25 per common share and that the holders would convert the principal amount of the indebtdness plus all interest thereon into common shares at $1.25 upon shareholder and regulatory approval. In all other respects the 1998 Debentures and the 1996 Debentures will be confirmed and ratified in all respects.

The complete text of the ordinary resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows.

BE AND IT IS HEREBY RESOLVED AS A RESOLUTION OF THE CORPORATION THAT:

     1. THE CONVERSION PRICE FOR THE SERIES OF UP TO $6,000,000 OF 10% CONVERTIBLE FIXED AND FLOATING CHARGE SECURED DEBENTURES DUE ON JULY 31, 2001, CREATED, ALLOTTED AND ISSUABLE BY THE CORPORATION PURSUANT TO A DEBENTURE TRUST INDENTURE DATED AUGUST 8, 1996 AND EFFECTIVE AS OF JULY 31, 1996 (THE "1996 DEBENTURES") SHALL BE REDUCED FROM $2.50 PER COMMON SHARE TO $1.25 PER COMMON SHARE;

     2. THERE SHALL BE RESERVED OUT OF THE CAPITAL STOCK OF THE CORPORATION A SUFFICIENT NUMBER OF ADDITIONAL COMMON SHARES OF THE CORPORATION FOR ISSUANCE UPON THE EXERCISE OF THE 1996 DEBENTURES PLUS ACCRUED INTEREST THEREON AT THE NEW CONVERSION PRICE OF $1.25 PER COMMON SHARE;

     3. THE RIGHTS OF THE HOLDERS OF 1996 SPECIAL NOTES AND THE 1996 DEBENTURES RELATING TO PAYMENT AND TO SECURITY FOR THE 1996 SPECIAL NOTES AND 1996 DEBENTURES SHALL BE SUBORDINATED TO THE RIGHTS TO PAYMENT AND SECURITY OF THE HOLDERS OF 1998 DEBENTURES;

     4. ANY ONE (1) DIRECTOR OR OFFICER OF THE CORPORATION BE AND IS HEREBY AUTHORIZED TO EXECUTE ALL DOCUMENTS AND TO DO ALL THINGS AS MAY BE DEEMED NECESSARY OR DESIRABLE IN CONNECTION WITH COMPLETING ALL MATTERS CONTEMPLATED BY THIS RESOLUTION INCLUDING BUT WITHOUT LIMITATION EXECUTING AND DELIVERING ALL TRUST INDENTURES AND SUPPLEMENTAL TRUST INDENTURES AS MAY BE REQUIRED IN CONNECTION WITH COMPLETING ALL MATTERS CONTEMPLATED BY THIS RESOLUTION;

     5. THE 1996 DEBENTURES ARE HEREBY RATIFIED AND CONFIRMED IN ALL OTHER RESPECTS;

     6. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY IN THEIR SOLE DISCRETION REVOKE THIS RESOLUTION BEFORE IT IS ACTED UPON WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

E. AMENDMENTS TO CLASS A WARRANTS, CLASS AA WARRANTS, CLASS B WARRANTS AND CLASS BB WARRANTS

Pursuant to a Plan of Arrangement which was approved by the shareholders of the Corporation at an annual and special meeting held on July 24, 1996, the Corporation reorganized and consolidated its share capital on the basis of twenty (20) previously issued common shares being reorganized and consolidated into one (1) consolidated common share and one (1) exchange right ("Exchange
Right").   Each Exchange Right entitled the holder thereof to purchase one exchange unit ("Exchange Unit") of the Corporation at a purchase price of $2.00 per unit (equivalent of $0.10 per unit on a pre-consolidation basis), exercisable by the holders thereof until 90 days following their date of issue.

Each Exchange Unit consisted of one (1) post-consolidation common share of the Corporation and one (1) share purchase warrant ("Class A Warrant"). Each
Class A Warrant entitles the holder thereof to purchase one post-consolidation common share of the Corporation at an exercise price of $2.00 per common share and one (1) common share purchase warrant for no consideration ("Class AA Warrant"), on or before January 30, 1998 (the "Class A Warrant Exercise Date"). The Class A Warrant Exercise Date was originally March 1, 1997 and was extended to January 30, 1998 by resolution of the board of directors. Each Class AA Warrant entitles the holder thereof to purchase one (1) post-consolidation common share of the Corporation, at a purchase price of $2.50 per common share on or before March 1, 1998 (the "Class AA Warrant Exercise Date").

On March 1, 1996, the Corporation completed a private placement of 46,000,000 special warrants (pre-consolidation) (the Class B Special Warrants) each of which was exercisable into one (1) common share of the Corporation and one
(1) regular warrant ("Class B Warrant") Each Class B Warrant entitles the holder thereof to acquire, on or before November 15, 1997 (the Class B Warrant Exercise Date"), one (1) common share of the Corporation for a price of $2.00 and one (1) share purchase warrant ("Class BB Warrant") at no additional cost. As a result of a penalty clause in the special warrant indenture, holders of the Class B Special Warrants became entitled without additional cost to receive 1.1 common shares and 1.1 Class B Warrants in lieu of the one (1) common share and one (1) Class B Warrant that they would have
otherwise received.   Each Class BB Warrant entitles the holder thereof to
acquire, on or before March 1, 1998 ( the Class BB Warrant Exercise Date"), one (1) common share of the Corporation at a price of $2.50.

Management has determined that it is appropriate, subject to regulatory and shareholder approval, to:

     (a) extend the Class A Warrant Exercise Date and Class B Warrant Exercise Date until Tuesday, June 30, 1998;

     (b) reduce the exercise price of the Class A Warrants and the Class B Warrants from $2.00 per common share to $1.25 per common share;

     (c) extend the Class AA Warrant Exercise Date and the Class BB Warrant Exercise Date to September 30, 1998; and

     (d) reduce the exercise price of the Class AA Warrants and the Class BB Warrants from $2.00 per common share to $1.25 per common share.

At the meeting, management of the Corporation will seek approval of the shareholders to amend the Class A Warrants, the Class B Warrants, the Class AA Warrants and the Class BB Warrants by extending their respective expiry dates and reducing their respective exercise prices as set out below.


                  WARRANTS        PROPOSED           PROPOSED
WARRANT CLASS     OUTSTANDING     EXPIRY DATE        EXERCISE PRICE     AVAILABLE CAPITAL
-----------------------------------------------------------------------------------------
Class A           1,815,802       June 30, 1998      $1.25              $ 2,269,752.50
-----------------------------------------------------------------------------------------
Class B           1,787,500       June 30, 1998      $1.25              $ 2,234,375.00
-----------------------------------------------------------------------------------------
Class AA          2,234,056       Sept. 30, 1998     $1.25              $ 2,792,570.00
-----------------------------------------------------------------------------------------
Class BB          2,475,000       Sept. 30, 1998     $1.25              $ 3,093,750.00
-----------------------------------------------------------------------------------------
TOTAL             8,312,379                                             $10,390,447.50
-----------------------------------------------------------------------------------------

As of the date hereof, the following numbers and classes of Warrants, as defined below, have been exercised at the following exercise prices.

                A                        B                            C                            D
WARRANT CLASS, ORIGINAL        TOTAL PROCEEDS FROM             TOTAL PROCEEDS IF
EXERCISE PRICE AND             EXERCISE AT ORIGINAL            EXERCISED AT  NEW            DIFFERENCE
NUMBER(1)                      PRICE                           PRICE ($1.25)                BETWEEN B AND C
78,046 Class A at $2.50                   $195,115.00                  $97,557.50                $97,557.50
-----------------------------------------------------------------------------------------------------------
344,433 Class A at $2.00                  $688,886.00                 $430,541.25               $258,334.75
-----------------------------------------------------------------------------------------------------------
4,225 Class AA at $3.00                    $12,675.00                   $5,281.25                 $7,393.75
-----------------------------------------------------------------------------------------------------------
687,500 Class B at $2.00                $1,375,000.00                 $859,375.00               $515,625.00
-----------------------------------------------------------------------------------------------------------
Total                                   $2,271,676.00               $1,392,755.00               $878,921.00
-----------------------------------------------------------------------------------------------------------


NOTE:
(1)  No Class BB Warrants have been exercised to date.

If the resolution reducing the exercise prices of the Class A Warrants, Class B Warrants, Class AA Warrants and Class BB Warrants as described herein is approved, and the board of directors elects to implement such amendments, the Corporation will be required to reimburse, by payment of cash or by issuance of common shares, those holders of Class A Warrants, Class B Warrants, Class AA Warrants and Class BB Warrants (herein collectively referred to as the "Warrants") who have previously exercised all or part of their Warrants in the aggregate amounts set forth above under column D, being the difference between the price paid by each such warrantholder upon the exercise of the applicable Warrant and the price that such warrantholder would have paid based on the reduced exercise price of $1.25 per common share.

NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION, THE BOARD OF DIRECTORS OF THE CORPORATION MAY IN THEIR SOLE DISCRETION REVOKE THE RESOLUTION RELATING TO AMENDMENT OF THE EXERCISE PRICE OF THE WARRANTS AND/OR THE EXTENSION OF THE EXERCISE DATE OF THE WARRANTS BEFORE IT IS ACTED UPON WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION. THE EXTENT TO WHICH THE BOARD OF DIRECTORS SHALL IMPLEMENT THE FOLLOWING RESOLUTION WILL BE DEPENDENT ON, INTER ALIA, THE ABILITY OF THE CORPORATION, IN THE SOLE OPINION OF THE BOARD OF DIRECTORS, TO REIMBURSE THE AMOUNTS AS SET FORTH ABOVE TO PREVIOUS HOLDERS OF WARRANTS WHO HAVE ALREADY EXERCISED ALL OR PART OF THEIR WARRANTS.
IF IT IS DETERMINED BY THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION, THAT THE CORPORATION IS UNABLE OR UNWILLING TO REIMBURSE SUCH AMOUNTS, IT WILL NOT PROCEED WITH THE FOLLOWING RESOLUTION, IN WHICH EVENT THE TERMS AND THE CONDITIONS OF THE WARRANTS SHALL REMAIN AS IS, WITHOUT AMENDMENT, OR THE BOARD OF DIRECTORS MAY EXTEND THE EXPIRY DATES ONLY.

The complete text of the ordinary resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows.

BE AND IT IS HEREBY RESOLVED AS A RESOLUTION OF THE CORPORATION THAT:

     1. THE EXPIRY DATE FOR EXERCISE OF THE ISSUED AND OUTSTANDING CLASS A WARRANTS OF THE CORPORATION SHALL BE EXTENDED TO ON OR BEFORE TUESDAY, JUNE 30, 1998;

     2. THE EXERCISE PRICE OF THE ISSUED AND OUTSTANDING CLASS A WARRANTS OF THE CORPORATION SHALL BE REDUCED FROM $2.00 PER COMMON SHARE TO $1.25 PER COMMON SHARE;

     3. THE EXPIRY DATE OF THE ISSUED AND OUTSTANDING CLASS B WARRANTS SHALL BE EXTENDED TO OR BEFORE TUESDAY JUNE 30, 1998;

     4. THE EXERCISE PRICE OF THE ISSUED AND OUTSTANDING CLASS B WARRANTS SHALL BE REDUCED FROM $2.00 PER COMMON SHARE TO $1.25 PER COMMON SHARE;

     5. THE EXPIRY DATE OF THE ISSUED AND OUTSTANDING CLASS AA WARRANTS SHALL BE EXTENDED TO WEDNESDAY, SEPTEMBER 30, 1998;

     6. THE EXERCISE PRICE OF THE ISSUED AND OUTSTANDING CLASS AA WARRANTS SHALL BE REDUCED FROM $2.00 PER COMMON SHARE TO $1.25 PER COMMON SHARE;

     7. THE EXPIRY DATE FOR EXERCISE OF THE ISSUED AND OUTSTANDING CLASS BB WARRANTS SHALL BE EXTENDED TO OR BEFORE WEDNESDAY, SEPTEMBER 30, 1998;

     8. THE EXERCISE PRICE OF THE ISSUED AND OUTSTANDING CLASS BB WARRANTS SHALL BE REDUCED FROM $2.00 PER COMMON SHARE TO $1.25 PER COMMON SHARE;

     9. THE CORPORATION IS AUTHORIZED AND EMPOWERED TO REIMBURSE, BY PAYMENT IN CASH OR ISSUANCE OF COMMON SHARES, THOSE PREVIOUS HOLDERS OF
          CLASS A WARRANTS, CLASS B WARRANTS, CLASS AA WARRANTS AND CLASS BB WARRANTS (COLLECTIVELY, THE "WARRANTS") WHO HAVE ALREADY EXERCISED ALL OR PART OF THEIR WARRANTS IN AN AMOUNT EQUAL TO THE DIFFERENCE BETWEEN THE PRICE PAID BY EACH SUCH WARRANTHOLDER UPON THE EXERCISE OF THE APPLICABLE WARRANTS AND THE PRICE THAT EACH SUCH WARRANTHOLDER WOULD HAVE PAID BASED ON THE REDUCED EXERCISE PRICE OF $1.25 PER COMMON SHARE;

     10. ANY ONE (1) DIRECTOR OR OFFICER OF THE CORPORATION BE AND IS HEREBY AUTHORIZED TO EXECUTE ALL DOCUMENTS AND AGREEMENTS AND TO DO ALL THINGS AS MAY BE DEEMED NECESSARY OR DESIRABLE IN CONNECTION WITH COMPLETING ALL MATTERS CONTEMPLATED BY THIS RESOLUTION;

     11. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN THEIR SOLE DISCRETION, REVOKE THIS RESOLUTION BEFORE IT IS ACTED UPON WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

F.   STOCK OPTIONS

At the annual meeting of shareholders held on September 12, 1997, the Corporation's shareholders approved, subject to regulatory approval, the granting of options to purchase up to 950,000 common shares of the Corporation at an exercise price of $1.25 per common share until September 30, 1997, to such officers, directors, employees, advisors and consultants of the Corporation as the board of directors in its sole discretion deems advisable. The Corporation subsequently announced that the board of directors resolved, subject to shareholder and regulatory approval, to reduce the exercise price of these options to $1.00 and to extend the period for the granting of them to March 2, 1998. On December 23, 1997, the Corporation announced that the board of directors has further resolved, subject to shareholder and regulator approval, to again reduce the exercise price of these options to $0.60 per common share, to increase the number of options in the aggregate to be granted from 950,000 common shares of the Corporation to 1,650,000 common shares, and to extend the period for the granting of them to March 31, 1998. There are currently no such stock options granted, nor has there been any granted or exercised since the approval and implementation of the Corporation's Reorganization Plan in early 1996.

The complete text of the resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows.

BE IT HEREBY RESOLVED AS A RESOLUTION OF THE CORPORATION THAT:

     1. THE NUMBER OF STOCK OPTIONS TO PURCHASE COMMON SHARES OF THE CORPORATION THAT MANAGEMENT OF THE CORPORATION MAY GRANT TO CERTAIN OFFICERS, DIRECTORS, CONSULTANTS AND EMPLOYEES OF THE CORPORATION AS PREVIOUSLY APPROVED BY THE SHAREHOLDERS OF THE CORPORATION AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS HELD ON SEPTEMBER 12, 1997 IS HEREBY INCREASED, SUBJECT TO REGULATORY APPROVAL, FROM 950,000 TO 1,650,000;

     2. THE EXERCISE PRICE OF THE STOCK OPTIONS TO PURCHASE UP TO 1,650,000 COMMON SHARES OF THE CORPORATION IS HEREBY SET AT $0.60 PER COMMON SHARE, SUBJECT TO REGULATORY APPROVAL;

     3. THE PERIOD WITHIN WHICH MANAGEMENT MAY GRANT SUCH STOCK OPTIONS SHALL BE EXTENDED, SUBJECT TO REGULATORY APPROVAL, UNTIL MARCH 31, 1998; SUCH OPTIONS TO BE GRANTED BY THE BOARD OF DIRECTORS IN THEIR SOLE DISCRETION AND AS THEY MAY DEEM ADVISABLE FROM TIME TO TIME PURSUANT TO THE TERMS OF THE INCENTIVE STOCK OPTION PLAN OF THE CORPORATION; AND

     4. ANY ONE (1) OF THE DIRECTORS OR OFFICERS OF THE CORPORATION BE AND IS HEREBY AUTHORIZED AND INSTRUCTED TO MAKE, OBTAIN OR EXECUTE ALL SUCH APPLICATIONS, AUTHORIZATIONS, CERTIFICATES, DOCUMENTS, INSTRUMENTS AND ALL FORMS PRESCRIBED BY ANY REGULATORY BODIES HAVING JURISDICTION AS MAY BE NECESSARY OR DESIRABLE FOR THE IMPLEMENTATION OF THIS RESOLUTION.

G.   AMENDMENT TO DEBT CONVERSION SHARES

At the annual and special meeting of shareholders of the Corporation held on July 24, 1996 the shareholders of the Corporation approved the Corporation's reorganization plan ( the "Reorganization Plan"), to be implemented by the board of directors of the Corporation in their sole discretion and as reasonably modified from time to time. Full particulars of the Reorganization Plan are set forth and described in the management information circular of the Corporation, dated June 21, 1996, prepared for the purpose of the aforesaid meeting.

The Reorganization Plan as approved, included, among other matters, and subject to regulatory approval, the conversion of certain debts of the Corporation (the "Debts") into common shares of the Corporation at $2.00 per common share, on a post-consolidation basis. Each such post-consolidation conversion share if issued, would have included with it an Exchange Right, as part of the Reorganization Plan. As well, pursuant to the Reorganization Plan, the number of post-consolidation conversion common shares was not to exceed 400,000 post-consolidation shares of the Corporation (the "Approved Debt Conversion Shares"). This proposed repayment and conversion of the Debts subsequently received conditional regulatory approval, including the reservation of up to 400,000 Approved Debt Conversion shares for issuance. As of the date hereof, none of the Approved Debt Conversion Shares have been issued.

Subject to regulatory approval, the board of directors of the Corporation now proposes to repay and convert the Debts into units ("Units") of the Corporation at $0.85 per Unit as opposed to $2.00 per common share. Each Unit of the Corporation shall consist of one (1) common share and one common share purchase warrant entitling the holder thereof to purchase one common share of the Corporation at a purchase price of $0.90 on or before two (2) years after the date of issuance. The complete text of the resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows.

BE IT HEREBY RESOLVED AS A RESOLUTION OF THE CORPORATION THAT:

     1. SUBJECT TO REGULATORY BODY APPROVAL, THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED AND EMPOWERED TO REPAY AND CONVERT CERTAIN OUTSTANDING INDEBTEDNESS OF THE CORPORATION INTO UNITS OF THE CORPORATION AT A CONVERSION PRICE OF $0.85 PER UNIT UP TO A MAXIMUM OF 400,000 UNITS OF THE CORPORATION;

     2. EACH UNIT OF THE CORPORATION SHALL CONSIST OF ONE (1) COMMON SHARE AND ONE (1) SHARE PURCHASE WARRANT;

     3. EACH SHARE PURCHASE WARRANT SHALL ENTITLE THE HOLDER THEREOF TO PURCHASE ONE (1) COMMON SHARE OF THE CORPORATION AT A PURCHASE PRICE OF $0.90 PER COMMON SHARE ON OR BEFORE THE DATE THAT IS TWO (2) YEARS FROM THE DATE SUCH WARRANTS ARE ISSUED;

     4. THERE SHALL BE RESERVED OUT OF THE CAPITAL STOCK OF THE CORPORATION A SUFFICIENT NUMBER OF ADDITIONAL COMMON SHARES OF THE CORPORATION FOR ISSUANCE UPON EXERCISE OF THE WARRANTS;

     5. ANY ONE (1) OF THE DIRECTORS OR OFFICERS OF THE CORPORATION BE AND IS HEREBY AUTHORIZED AND DIRECTED TO EXECUTE ALL DOCUMENTS AND TO DO ALL THINGS AS MAY BE DEEMED NECESSARY OR DESIRABLE IN CONNECTION WITH COMPLETING ALL MATTERS CONTEMPLATED BY THIS RESOLUTION; AND

     6. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY IN THEIR SOLE DISCRETION REVOKE THIS RESOLUTION BEFORE IT IS ACTED UPON WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

H.   CONVERSION OF SHORT TERM DEBT

The Corporation executed and delivered certain promissory notes (the "Bridge Loan Notes") evidencing an aggregate principal amount of $4,081,500 in unsecured loans advanced to the Corporation and bearing interest at an annual rate of 10% pending implementation of a bona fide reorganization of the financial affairs of the Corporation. As a term of the Bridge Loan Notes, the Corporation obtained regulatory approval of The Alberta Stock Exchange to reserve 180,000 common shares for issuance to the Bridge Loan Note holders as bonus shares. The Bridge Loan Note holders have agreed that the payment of any and all debts and sums of money due and owing by the Corporation to the Bridge Loan Note holders shall be paid in full and converted into common shares of the Corporation upon the basis of a conversion price of $1.25 per common share. The conversion of the Bridge Loan Notes shall be subject to regulatory approval.

The complete text of the resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows:

BE AND IT IS HEREBY RESOLVED AS FOLLOWS:

     1. ANY AND ALL DEBTS AND SUMS OF MONEY WHICH ARE NOW OR MAY HEREAFTER BECOME DUE AND OWING BY THE CORPORATION TO THE HOLDERS OF AN AGGREGATE PRINCIPAL AMOUNT OF $4,081,500 IN UNSECURED LOANS ADVANCED TO THE CORPORATION AND BEARING INTEREST AT AN ANNUAL RATE OF TEN (10%) PERCENT (THE "BRIDGE LOAN NOTES") SHALL BE PAID IN FULL BY CONVERSION OF THE BRIDGE LOAN NOTES INTO COMMON SHARES OF THE CORPORATION AT A CONVERSION PRICE OF $1.25 PER COMMON SHARE;

     2. THERE SHALL BE RESERVED OUT OF THE CAPITAL STOCK OF THE CORPORATION A SUFFICIENT NUMBER OF COMMON SHARES OF THE CORPORATION FOR ISSUANCE UPON CONVERSION OF THE BRIDGE LOAN NOTES AND THE CORPORATION IS AUTHORIZED AND EMPOWERED FROM TIME TO TIME TO ALLOT AND ISSUE FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE CORPORATION PURSUANT TO THE CONVERSION OF THE BRIDGE LOAN NOTES AS CONTEMPLATED HEREIN;

     3. ANY ONE (1) OF THE DIRECTORS OR OFFICERS OF THE CORPORATION BE AND IS HEREBY AUTHORIZED AND DIRECTED TO DO SUCH THINGS AND TO EXECUTE AND DELIVER ALL SUCH INSTRUMENTS, DEEDS AND DOCUMENTS AND ANY AMENDMENT THERETO AS MAY BE NECESSARY OR ADVISABLE IN ORDER TO GIVE EFFECT TO THIS RESOLUTION, INCLUDING WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE ISSUANCE OF COMMON SHARES ON THE CONVERSION OF THE BRIDGE LOAN NOTES AND THE EXECUTION AND DELIVERY OF ANY AND ALL INDENTURES OR OTHER AGREEMENTS RELATING THERETO. APPLICATION SHALL BE MADE TO THE ALBERTA STOCK EXCHANGE FOR APPROVAL OF ADDITIONAL LISTING OF THE ADDITIONAL COMMON SHARES ISSUABLE UPON CONVERSION OF THE BRIDGE LOAN NOTES, AND ANY ACTS TAKEN PRIOR TO THE EFFECTIVE DATE OF THIS RESOLUTION BY ANY DIRECTOR OR OFFICER IN CONNECTION THEREWITH SHALL BE AND IS HEREBY RATIFIED AND CONFIRMED; AND

     4. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY IN THEIR SOLE DISCRETION REVOKE THIS RESOLUTION BEFORE IT IS ACTED UPON WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

II.  CONSOLIDATION OF SHARE CAPITAL

Management requires flexibility in the future for financing options, including the possibility of completing such financing in the United States via the NASDAQ Small-Cap Market or on the AMEX Exchange. For these purposes management may deem it necessary to consolidate the share capital of the Corporation. Therefore management of the Corporation intends to place before the meeting for approval, confirmation and adoption, with or without modification, a special resolution approving the consolidation of the Corporation's issued and outstanding common shares on a ratio of one (1) new common share for up to each five (5) common shares heretofore outstanding. The board of directors shall fix the exact ratio upon which the shares shall be consolidated.

Notwithstanding the approval of the shareholders of the Corporation of the foregoing consolidation the board of directors may in their sole discretion revoke the resolution relating to the consolidation of share capital before it is acted upon without further approval of the shareholders of the Corporation.

The complete text of the special resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows:

BE AND IT IS HEREBY RESOLVED AS A SPECIAL RESOLUTION OF THE CORPORATION THAT:

     1. THE ISSUED AND OUTSTANDING COMMON SHARES OF THE CORPORATION BE CONSOLIDATED ON A RATIO OF ONE (1) NEW COMMON SHARE FOR UP TO EACH FIVE (5) COMMON SHARES HERETOFORE OUTSTANDING; THE EXACT RATIO SHALL BE SET BY THE BOARD OF DIRECTORS OF THE CORPORATION AND SUCH CONSOLIDATION IS SUBJECT TO THE APPROVAL OF THE ALBERTA STOCK EXCHANGE;

     2. SHAREHOLDERS SHALL NOT BE ENTITLED TO RECEIVE FRACTIONAL SHARES AS A RESULT OF A CONSOLIDATION, AND THE NUMBER OF SHARES ISSUABLE ON THE CONSOLIDATION SHALL BE ROUNDED TO THE NEAREST WHOLE NUMBER OF SHARES;

     3. ANY ONE DIRECTOR OR OFFICER OF THE CORPORATION BE AND IS HEREBY AUTHORIZED TO TAKE FOR, ON BEHALF OF AND IN THE NAME OF THE CORPORATION, ALL NECESSARY STEPS AND PROCEEDINGS TO EXECUTE AND DELIVER AND FILE ANY AND ALL DOCUMENTS INCLUDING ARTICLES OF AMENDMENT; AND TO DO ALL SUCH ACTS AND THINGS AS MAY BE NECESSARY OR DESIRABLE TO GIVE EFFECT TO THE PROVISIONS OF THIS SPECIAL RESOLUTION; AND

     4. NOTWITHSTANDING THE APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION AS HEREIN PROVIDED, THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN THEIR SOLE DISCRETION, REVOKE THIS SPECIAL RESOLUTION BEFORE IT IS ACTED UPON, WITHOUT FURTHER APPROVAL OF THE SHAREHOLDERS OF THE CORPORATION.

                                      GENERAL

The approval of the special resolution set forth in this management information circular requires, for the passing of same, a two-thirds (2/3) majority of the votes cast at the meeting by the holders of common shares.
If such two-thirds (2/3) majority is not received with respect to the special resolution, the Corporation will not proceed with such resolution. All other matters to be brought before the meeting require, for the passing of same, a simple majority of the votes cast at the meeting by the holders of common shares.

The contents and the sending of this management information circular have been approved by the board of directors of the Corporation.

                                    CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED at the City of Toronto, in the Province of Ontario, this 23rd day of December, 1997.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ J. Douglas Elliott
                              -----------------------------------------------
                              J. DOUGLAS ELLIOTT
                              Chief Executive Officer, President and Chairman

                                POWER PLUS CORPORATION
                                 INSTRUMENT OF PROXY


THIS PROXY IS SOLICITED BY MANAGEMENT AND WILL BE USED AT THE SPECIAL MEETING OF COMMON SHAREHOLDERS OF POWER PLUS CORPORATION. THE COSTS OF SOLICITATION WILL BE BORNE BY POWER PLUS CORPORATION


The undersigned, being a common shareholder of Power Plus Corporation (the "Corporation"), hereby appoints J. Douglas Elliott, President, Chief Executive Officer and Chairman of the board of directors of the Corporation, or failing him Michael J. Perkins, Secretary of the Corporation or Thea L. Pilutik, legal counsel for the Corporation, or in the place and stead of the foregoing, _______________________________ the true and lawful attorney and proxy of the undersigned with power of substitution to attend, to act and vote in respect of the common shares held by the undersigned at the special meeting of the common shareholders of the Corporation to be held on January 30, 1998, and any adjournment thereof. The undersigned hereby instructs said proxy to vote the common shares represented by this instrument of proxy in the following manner.

1.   FOR [ ]  AGAINST [ ]   ABSTAIN [ ]

The approval and adoption, with or without modification, of the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to the private placement of up to and including 5,882,353 special warrants of the Corporation at a purchase price of $0.85 per special warrant.

2.   FOR [ ]  AGAINST [ ]   ABSTAIN [ ]

The approval and adoption, with or without modification, of the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to the private placement of a series of 10% first fixed and floating charge secured convertible debentures in the aggregate principal amount of $5,000,000.

3.   FOR [ ]  AGAINST [ ]   ABSTAIN [ ]

The approval and adoption, with or without modification, of the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to an amendment to the conversion price of the issued and outstanding 10% convertible secured special promissory notes and the 10% convertible secured debentures of the Corporation and the subordination of such special notes and debentures.

4.   FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

The approval and adoption, with or without modification, of the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to extending the expiry dates of the Class A Warrants, Class B Warrants, Class AA Warrants and Class BB Warrants of the Corporation and to amend the respective exercise prices thereof to $1.25 per common share.

5.   FOR [ ]  AGAINST [ ]   ABSTAIN [ ]

The approval and adoption, with or without modification, of the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to amending the terms and conditions of certain stock options previously approved by the shareholders of the Corporation by increasing the number of stock options to be granted up to and including 1,650,000 of such stock options, by setting the exercise price thereof and by extending the time within which management may grant such stock options.

6.   FOR [ ]  AGAINST [ ]   ABSTAIN [ ]

The approval and adoption, with or without modification, of the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to the issuance of up to 400,000 units at a price of $0.85 per unit, of the Corporation in payment and conversion of certain outstanding indebtedness of the Corporation.

7.   FOR [ ]  AGAINST [ ]   ABSTAIN [ ]

The approval and adoption, with or without modification, of the ordinary resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to the conversion of certain unsecured 10% promissory notes of the Corporation in an aggregate principal amount of $4,081,500 and interest payable thereon into common shares at a conversion price of $1.25 per common share.

8.   FOR [ ]  AGAINST [ ]   ABSTAIN [ ]

The approval and adoption, with or without modification, of the special resolution as more particularly set forth in the management information circular prepared for the purposes of the meeting, relating to the consolidation of the issued and outstanding common shares of the Corporation on the ratio of one (1) new common share for up to each five (5) common shares heretofore outstanding.

DATED this ____ day of ________________ , 1997.

                                                 ----------------------------
                                                 (Signature of Shareholder)

                                                 ----------------------------
                                                 (Name of Shareholder)

                                                 ----------------------------
                                                 (Number of Shares Voted)

                                IMPORTANT INSTRUCTIONS

Where a choice in respect to any matter to be acted upon is specified in this instrument of proxy, the common shares represented by this instrument of proxy will be voted in accordance with such specifications. IF NO DESIGNATION IN FAVOUR OF OR AGAINST ANY MATTER SET OUT ABOVE IS MADE, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF ALL MATTERS SET OUT HEREIN. THIS INSTRUMENT OF PROXY ALSO CONFERS DISCRETIONARY AUTHORITY UPON THE MANAGEMENT DESIGNEES OR OTHER PERSONS NAMED AS PROXY WITH RESPECT TO ANY AMENDMENT OR VARIATION OF ANY OF THE PROPOSALS SET OUT ABOVE OR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. MANAGEMENT IS NOT AWARE AT THE DATE HEREOF OF ANY SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS TO BE PRESENTED AT THE MEETING.

To be valid, this instrument of proxy must be received by Montreal Trust Company of Canada., 600, 530 - 8th Avenue S.W., Calgary, Alberta T2P 3S8, no later than forty-eight (48) hours prior to the meeting or any adjournment thereof.

A COMMON SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER), TO ATTEND AND ACT FOR HIM ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED ABOVE. TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THIS INSTRUMENT OF PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER APPROPRIATE INSTRUMENT OF PROXY.

This instrument of proxy when mailed by the Corporation is undated. In the event that same is not dated when returned by the shareholder, then same shall be deemed to be dated as of the date that same was mailed by the Corporation.